UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	March 19, 2024

Volkswagen Auto Lease Trust 2024-A

(Issuing Entity)

Central Index Key Number: 0002010414

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

(Depositor)

Central Index Key Number: 0001182534
VW Credit Leasing, Ltd.

(Issuing Entity with respect to Transaction SUBI Certificate)

Central Index Key Number: 0001202610

VW Credit, Inc.

(Sponsor)

Central Index Key Number: 0000833733

(Exact Names of Issuing Entity, Co-Registrant/Depositor, Co-Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-249906 333-249906-01 333-249906-04	11-3650483 38-6738618 93-6969492
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

1950 Opportunity Way, Suite 1500 Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Co-Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

The Co-Registrants have filed a prospectus, dated March 19, 2024, setting forth a description of the pool of leases and related leased vehicles and the structure of $258,000,000 aggregate principal amount of the Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $289,500,000 aggregate principal amount of the Class A-2-A Asset Backed Notes (the “Class A-2-A Notes”), $289,500,000 aggregate principal amount of the Class A-2-B Asset Backed Notes (the “Class A-2-B Notes”), $579,000,000 aggregate principal amount of the Class A-3 Asset Backed Notes (the “Class A-3 Notes”), and $84,000,000 aggregate principal amount of the Class A-4 Asset Backed Notes (the “Class A-4 Notes” and collectively with the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes and the Class A-3 Notes, the “Notes”) issued by Volkswagen Auto Lease Trust 2024-A.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description

5.1	Opinion of Mayer Brown LLP, dated as of March 21, 2024, as to legality.

5.2	Opinion of Richards, Layton & Finger, P.A., dated as of March 21, 2024, as to legality.

8.1	Opinion of Mayer Brown LLP, dated as of March 21, 2024, as to certain tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the co-registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2024	Volkswagen Auto Lease/Loan Underwritten Funding, LLC

	By:	/s/ Garett Miles
	Name:	Garett Miles
	Title:	President and Head of Securitization

	By:	/s/ Jens Schreiber
	Name:	Jens Schreiber
	Title:	Treasurer

VW Credit Leasing, Ltd.

	By:	VW Credit, Inc., as Servicer

	By:	/s/ Garett Miles
	Name:	Garett Miles
	Title:	Assistant Treasurer

	By:	/s/ Jens Schreiber
	Name:	Jens Schreiber
	Title:	Treasurer

8-K re: tax and legality opinions